UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2023

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry Into a Material Agreement.

On January 10, 2023, Bakersfield Renewable Fuels, LLC (“BKRF”), an indirect wholly-owned subsidiary of Global Clean Energy Holdings, Inc. (“we,” “us,” “our” and the “Company”) entered into Amendment No. 2 (the “Amendment”) to that certain Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction, dated May 18, 2021 (as amended, the “EPC Agreement”), by and between BKRF and CTCI Americas, Inc. (“CTCI”).

Pursuant to the Amendment, BKRF and CTCI agreed to, among other things: (i) a new Guaranteed Maximum Price of $275 million (subject to adjustment pending final settlement of certain change orders pursuant to the procedures set forth in the Amendment) (the “New GMP”); (ii) a change to the payment dates for costs and fees that are payable to CTCI under the Agreement, which will now be payable after substantial completion of our Bakersfield Renewable Fuels refinery (the “Project”) in 18 monthly installments plus interest,
except
for amounts pertaining to owner approved change orders in am ounts above $275 million which would be due within 7 days of any such change orders unless agreed by BKRF and CTCI to be included in the deferred payment
; and (iii) provide for liquidated damages commencing on a new substantial completion date of March 31, 2023, which may only be adjusted in accordance with the Agreement.  In connection with the Amendment, the Company agreed to provide a payment guarantee in favor of CTCI for amounts that may be owed by BKRF under the EPC Agreement, pursuant to an Owner Parent Guarantee, dated as of January 10, 2023, by and between the Company and CTCI (the “Guarantee”).

The foregoing descriptions of the Amendment and the Guarantee and are qualified in their entirety by reference to those agreements, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Amendment No. 2 to Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction, dated January 10, 2023, by and between Bakersfield Renewable Fuels, LLC and CTCI Americas, Inc.

10.2	Owner Parent Guarantee, dated as of January 10, 2023, by and between Global Clean Energy Holdings, Inc. and CTCI Americas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2023	By:	/s/ Ralph Goehring
Ralph Goehring
Chief Financial Officer